UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2023

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Liberty Global plc (“Liberty Global”) held its annual general meeting of shareholders (the “2023 AGM”). We had approximately 92% of our outstanding shares entitled to vote present at the meeting (either in person or by proxy). At the meeting, thirteen matters were considered and acted upon.

1.To elect Miranda Curtis CMG as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2026 or until a successor in interest is appointed.
2.To elect J David Wargo as a director of Liberty Global for a term expiring at the annual general meeting to be held in 2026 or until a successor in interest is appointed.
3.Approve, on an advisory basis, the annual report on the implementation of the directors' compensation policy for the year ended December 31, 2022, contained in Appendix A of the proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023 (in accordance with requirements applicable to United Kingdom (U.K.) companies).
4.Approve the director’s compensation policy contained in Appendix A of the Proxy Statement (in accordance with requirements applicable to United Kingdom (U.K.) companies).
5.Approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC.
6.Ratify the appointment of KPMG LLP (U.S.) as Liberty Global’s independent auditor for the year ending December 31, 2023.
7.Appoint KPMG LLP (U.K.) as Liberty Global's U.K. statutory auditor under the U.K. Companies Act 2006 (the “Companies Act”) (to hold office until the conclusion of the next annual general meeting at which accounts are laid before Liberty Global).
8.Authorize the audit committee of Liberty Global's board of directors to determine the U.K. statutory auditor's compensation.
9.To authorize Liberty Global’s board of directors in accordance with Section 551 of the Companies Act to exercise all the powers to allot shares in Liberty Global and to grant rights to subscribe for or to convert any security into shares of Liberty Global.
10.Authorize Liberty Global's board of directors in accordance with Section 570 of the Companies Act to allot equity securities (as defined in Section 560 of the Companies Act) for cash pursuant to the authority conferred under Section 551 of the Companies Act by resolution 9, without the rights of pre-emption provided by Section 561 of the Companies Act.
11.Authorize Liberty Global and its subsidiaries to make political donations to political parties, independent election candidates and/or political organizations other than political parties and/or incur political expenditures of up to $1,000,000 under the Companies Act.
12.Approve the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in the capital of Liberty Global and authorize all or any of Liberty Global’s directors and senior officers to enter into, complete and make purchases of ordinary shares in the capital of Liberty Global pursuant to the form agreements and with any of the approved counterparties, which approvals will expire on the fifth anniversary of the 2023 AGM.
13.Approve the Liberty Global 2023 Incentive Plan, as further detailed in the Proxy Statement.
Each of the resolutions 1-13 was adopted. The number of votes cast for and against, as well as the number of abstentions and broker non-votes as to each such resolution, are set forth below.

Resolutions 1 and 2 – Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Miranda Curtis CMG	189,623,496	77,800,552	85,584	9,585,293
J David Wargo	236,063,084	31,359,547	87,001	9,585,293

Resolution 3 - Approval of the Annual Report on the Implementation of the Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
162,469,963	104,789,976	249,693	9,585,293

Resolution 4 – Approval of new Directors’ Compensation Policy:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
162,714,916	104,545,181	249,535	9,585,293

Resolution 5 – Approval of compensation of named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
155,538,177	111,702,573	268,882	9,585,293

Resolution 6 – Ratification of KPMG LLP (U.S.) as Liberty Global’s Independent Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
275,770,462	1,216,711	107,752	—

Resolution 7 - Appointment of KPMG LLP (U.K.) as Liberty Global’s U.K. Statutory Auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
275,716,610	1,218,315	160,000	—

Resolution 8 - Authorization of the Audit Committee to determine the U.K. statutory auditor’s compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
267,155,675	200,884	153,073	9,585,293

Resolution 9 - Authorization to allot shares in Liberty Global and grant rights to subscribe for or convert any securities into shares:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
164,474,845	102,959,193	75,594	9,585,293

Resolution 10 - Authorization to allot equity securities for cash pursuant to the authority conferred by Resolution 9:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
264,068,959	731,248	2,709,425	9,585,293

Resolution 11 - Authorization to allow Liberty Global and its subsidiaries to make political donations and/or incur political expenditures of up to $1,000,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
251,679,418	15,732,574	97,640	9,585,293

Resolution 12 - Approval of the form agreements and counterparties pursuant to which Liberty Global may conduct the purchase of its ordinary shares in its capital:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
264,706,557	2,630,808	172,267	9,585,293

Resolution 13 - Approval of Liberty Global 2023 Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
155,900,622	111,369,827	239,183	9,585,293

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: June 16, 2023